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EXHIBIT 32.2

                           COMMERCIAL BANCSHARES, INC.

                          SABANES-OXLEY ACT SECTION 906
                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

                  CERTIFICATION PURSUANT TO 18 U.S.C. SS. 1350

         I, John C. Haller, the Chief Financial Officer of Commercial Bancshares, Incorporated (the "Company"), certify that (i) the Quarterly Report on Form 10-Q for the Company for the quarter ended March 31, 2004 (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


             /s/ John C. Haller
             ----------------------------
             Chief Financial Officer
             Dated: May 12, 2004

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form with the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.



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